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                       CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 17, 1998 appearing on page 53 of Chromatics Color Sciences International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the references to us under the headings "Experts".

                                                         /s/ WISS & COMPANY

                                                         WISS & COMPANY, LLP

Livingston, New Jersey
July 21, 1999